RiverNorth Opportunities Fund, Inc. Announces Final Results of Rights Offering

DENVER, November 6, 2019 – RiverNorth Opportunities Fund, Inc. (NYSE: RIV) (the “Fund”) is pleased to announce the successful completion of its transferable rights offering (the "Offering") and the final results thereof. The Fund will issue a total of 2,163,193 new common shares as a result of the Offering, which closed on November 1, 2019 (the “Expiration Date”).

The subscription price of $16.20 per share in the Offering was established on the Expiration Date based upon a formula equal to 95% of the Fund’s reported net asset value per share on the Expiration Date. Gross proceeds received by the Fund, before any expenses of the Offering, are expected to total approximately $35 million.

This press release shall not constitute an offer to sell or constitute a solicitation of an offer to buy. Investors should read the prospectus supplement and accompanying prospectus and consider the investment objective, risks, fees and expenses of the Fund carefully before investing. To obtain a copy of the prospectus supplement and accompanying prospectus, or the Fund’s annual report or semi-annual report, each of which contains this and other information about the Fund, visit www.rivernorthcef.com or call 855.830.1222. Please read them carefully before investing.

RiverNorth Opportunities Fund, Inc.

The investment objective of the Fund is total return consisting of capital appreciation and current income. The Fund had approximately $121 million of net assets and 7.2 million shares of common stock outstanding as of October 30, 2019.

The Fund is a closed-end fund and does not continuously issue stock for sale as open-end mutual funds do. The Fund now trades in the secondary market. Investors wishing to buy or sell stock need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market value. ALPS Advisors, Inc. is the investment adviser to the Fund. RiverNorth Capital Management, LLC is the investment sub-adviser to the Fund. RiverNorth is not affiliated with ALPS or any of its affiliates.

SS&C ALPS Advisors

Through its subsidiary companies, ALPS Holdings, Inc., which was acquired by SS&C Technologies, Inc. in April 2018, is a leading provider of innovative investment products and customized servicing solutions to the financial services industry. Founded in 1985, Denver-based ALPS Advisors, Inc. delivers its asset management and ALPS Fund Services, Inc. asset servicing solutions through offices in Boston, New York, Seattle, and Toronto – wholly-owned subsidiaries of SS&C Technologies, Inc. For more information about SS&C | ALPS and its services, visit www.ssctech.com. Information about ALPS Advisors’ products is available at www.alpsfunds.com.

SS&C Technologies

SS&C is a global provider of services and software for the financial services and healthcare industries. Founded in 1986, SS&C is headquartered in Windsor, Connecticut, and has offices around the world. Some 18,000 financial services and healthcare organizations, from the world's largest companies to small and mid-market firms, rely on SS&C for expertise, scale and technology. For more information, visit www.ssctech.com.

RiverNorth Capital Management, LLC

RiverNorth is an investment management firm founded in 2000 that specializes in opportunistic strategies in niche markets where the potential to exploit inefficiencies is greatest. RiverNorth is the manager to multiple registered and private funds.

ALPS Portfolio Solutions Distributor, Inc., FINRA Member.

NOT FDIC INSURED | May Lose Value | No Bank Guarantee

Dennis Emanuel*

Director of ETF and CEF Strategy

ALPS Advisors

914.837.4672

dennis.emanuel@alpsinc.com

*	Registered Representative of ALPS Distributors, Inc.

RVC000283 11/6/2020